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                                                                   Exhibit 10.9

                      NON-QUALIFIED STOCK OPTION AGREEMENT
                           FOR NON-EMPLOYEE DIRECTORS

                          UNDER THE INSULET CORPORATION
                      2007 STOCK OPTION AND INCENTIVE PLAN

Name of Optionee:
                  -----------------------------------------------------
No. of Option Shares:
                      -------------------------------------------------
Option Exercise Price per Share: $
                                  -------------------------------------
                                         [FMV ON GRANT DATE]
Grant Date:
            -----------------------------------------------------------
Expiration Date:
                 ------------------------------------------------------
                      [NO MORE THAN 10 YEARS]

      Pursuant to the Insulet Corporation 2007 Stock Option and Incentive Plan as amended through the date hereof (the "Plan"), Insulet Corporation (the "Company") hereby grants to the Optionee named above, who is a Director of the Company but is not an employee of the Company, an option (the "Stock Option") to purchase on or prior to the Expiration Date specified above all or part of the number of shares of Common Stock, par value $.001 per share (the "Stock"), of the Company specified above at the Option Exercise Price per Share specified above subject to the terms and conditions set forth herein and in the Plan. This Stock Option is not intended to be an "incentive stock option" under Section 422 of the Internal Revenue Code of 1986, as amended.

      1. Exercisability Schedule. No portion of this Stock Option may be exercised until such portion shall have become exercisable. Except as set forth below, and subject to the discretion of the Administrator (as defined in Section 2 of the Plan) to accelerate the exercisability schedule hereunder, this Stock Option shall be exercisable with respect to the following number of Option Shares on the dates indicated:

          Incremental Number of
        Option Shares Exercisable           Exercisability Date

         -------------      (---%)            ------------
         -------------      (---%)            ------------
         -------------      (---%)            ------------
         -------------      (---%)            ------------
         -------------      (---%)            ------------

      In the event of the termination of the Optionee's service as a director of the Company because of death, this Stock Option shall become immediately exercisable in full, whether or not

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exercisable at such time. Once exercisable, this Stock Option shall continue to be exercisable at any time or times prior to the close of business on the Expiration Date, subject to the provisions hereof and of the Plan.

      2. Manner of Exercise.

            (a) The Optionee may exercise this Stock Option only in the following manner: from time to time on or prior to the Expiration Date of this Stock Option, the Optionee may give written notice to the Administrator of his or her election to purchase some or all of the Option Shares purchasable at the time of such notice. This notice shall specify the number of Option Shares to be purchased.

      Payment of the purchase price for the Option Shares may be made by one or more of the following methods: (i) in cash, by certified or bank check or other instrument acceptable to the Administrator; (ii) through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the Optionee on the open market or that are beneficially owned by the Optionee and are not then subject to any restrictions under any Company plan and that otherwise satisfy any holding periods as may be required by the Administrator;
(iii) by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; or (iv) a combination of (i), (ii) and (iii) above. Payment instruments will be received subject to collection.

      The transfer to the Optionee on the records of the Company or of the transfer agent of the Option Shares will be contingent upon (i) the Company's receipt from the Optionee of the full purchase price for the Option Shares, as set forth above, (ii) the fulfillment of any other requirements contained herein or in the Plan or in any other agreement or provision of laws, and (iii) the receipt by the Company of any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Stock to be purchased pursuant to the exercise of Stock Options under the Plan and any subsequent resale of the shares of Stock will be in compliance with applicable laws and regulations. In the event the Optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the Optionee upon the exercise of the Stock Option shall be net of the Shares attested to.

            (b) The shares of Stock purchased upon exercise of this Stock Option shall be transferred to the Optionee on the records of the Company or of the transfer agent upon compliance to the satisfaction of the Administrator with all requirements under applicable laws or regulations in connection with such transfer and with the requirements hereof and of the Plan. The determination of the Administrator as to such compliance shall be final and binding on the Optionee. The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock subject to this Stock Option unless and until this Stock Option shall have been exercised pursuant to the terms hereof, the Company or the transfer


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agent shall have transferred the shares to the Optionee, and the Optionee's name shall have been entered as the stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Stock.

            (c) The minimum number of shares with respect to which this Stock Option may be exercised at any one time shall be 100 shares, unless the number of shares with respect to which this Stock Option is being exercised is the total number of shares subject to exercise under this Stock Option at the time.

            (d) Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date hereof.

      3. Termination as Director. If the Optionee ceases to be a Director of the Company, the period within which to exercise the Stock Option may be subject to earlier termination as set forth below.

            (a) Termination by Reason of Death. If the Optionee ceases to be a Director by reason of the Optionee's death, any portion of this Stock Option outstanding on such date may be exercised by his or her legal representative or legatee for a period of 12 months from the date of death or until the Expiration Date, if earlier.

            (b) Termination for Cause. If the Optionee ceases to be a Director for Cause, any portion of this Stock Option outstanding on such date shall terminate immediately and have no further force and effect. "Cause" shall mean conduct involving one or more of the following: (i) the substantial and continuing failure of the Optionee, after notice thereof, to render services to the Company in accordance with the terms or requirements of his or her agreement or arrangement; (ii) disloyalty, gross negligence, willful misconduct, dishonesty or fraud upon the Company; (iii) breach of his or her agreement with the Company, which results in direct or indirect loss, damage or injury to the Company; (iv) the unauthorized disclosure of any trade secret or confidential information of the Company; or (v) the commission of an act which induces any customer or supplier to breach a contract with the Company.

            (c) Other Termination. If the Optionee ceases to be a Director for any reason other than for Cause or the Optionee's death, any portion of this Stock Option outstanding on such date may be exercised for a period of six months from the date of termination or until the Expiration Date, if earlier.

      4. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in
Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

      5. Transferability. This Agreement is personal to the Optionee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution. This Stock Option is exercisable, during the Optionee's lifetime, only by the Optionee, and thereafter, only by the Optionee's legal representative or legatee.


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      6. No Obligation to Continue as a Director. Neither the Plan nor this
Stock Option confers upon the Optionee any rights with respect to continuance as a Director.

      7. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Optionee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

      8. Amendment. Pursuant to Section 18 of the Plan, the Administrator may at any time amend or cancel any outstanding portion of this Stock Option, but no such action may be taken that adversely affects the Optionee's rights under this Agreement without the Optionee's consent.

                                          INSULET CORPORATION



                                          By:
                                             -----------------------------------
                                             Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned.

Dated:
       -------------------------------     -------------------------------------
                                           Optionee's Signature


                                           Optionee's name and address:

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